Drilling units (Tables)	12 Months Ended
Dec. 31, 2022
Property, Plant and Equipment [Abstract]
Schedule of drilling units
Changes in drilling units for the periods presented in this report were as follows:

(In $ millions)	Cost	Accumulated depreciation	Net book value
As at January 1, 2021 (Predecessor)	2,673	(918)	1,755
Additions	84	—	84
Depreciation	—	(119)	(119)
Impairment (1)	(152)	—	(152)
Derecognition of West Hercules (2)	(364)	227	(137)
As at January 1, 2022 (Predecessor)	2,241	(810)	1,431
Additions	20	—	20
Depreciation	—	(17)	(17)
Disposal of West Venture	(23)	23	—
Balance before reorganization and fresh start adjustments	2,238	(804)	1,434
Derecognition of West Linus (2)	(211)	36	(175)
Fresh Start accounting (3)	(452)	768	316
As at February 22, 2022 (Predecessor)	1,575	—	1,575
As at February 23, 2022 (Successor)	1,575	—	1,575
Additions	210	—	210
Disposal of Sevan Brasil and Sevan Driller	(24)	—	(24)
Depreciation	—	(93)	(93)
As at December 31, 2022 (Successor)	1,761	(93)	1,668
(1) In June 2021 we recorded an impairment of $152 million (December 31, 2020: $4.1 billion) which was reported within "Loss on impairment of long-lived assets" on our Consolidated Statement of Operations. Please refer to Note 12 – "Loss on impairment of long-lived assets" for further details.
(2) The lease agreements with SFL for the West Hercules and West Linus were amended such that the rigs were derecognized from drilling units in August 2021 and February 2022 respectively and replaced with right of use assets within other assets. The West Linus and West Hercules were returned to SFL in September 2022 and December 2022 respectively.
(3) On emergence from Chapter 11 proceedings, the carrying values of our drilling units were adjusted to fair value as a result of the implementation of Fresh Start accounting. The fair values were determined through a combination of income-based and market based approaches, with accumulated depreciation being reset to nil. Refer to Note 5 - "Fresh Start Accounting" for further information.